UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 13, 2020
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5390
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.
On May 13, 2020, First Interstate BancSystem, Inc. (the “Company”) issued a press release announcing the pricing for the offering of the Notes described below under Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 of Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 8.01 Other Events.
On May 13, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, First Interstate Bank, a wholly-owned subsidiary of the Company, and Piper Sandler & Co., as underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriter $100,000,000 aggregate principal amount of its 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Company’s offering of the Notes is expected to close on May 15, 2020, subject to the satisfaction of customary closing conditions.
The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020 (Registration No. 333-237226), a base prospectus, dated March 16, 2020, included as part of the registration statement, a preliminary prospectus supplement, dated May 11, 2020, and a final prospectus supplement, dated May 13, 2020, relating to the Notes, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements.
Statements made in this Current Report on Form 8-K regarding the anticipated timing for closing the offering of the Notes are forward-looking statements. The Company may be unable to close the offering of the Notes on the anticipated date, or at all. Risks and other factors that could cause the offering not to be completed, or to be completed with different terms, include the risks listed from time to time in the Company’s filings with the SEC, including but not limited to, the Company’s annual and quarterly reports. The Company has no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description of Exhibit

	1.1	Underwriting Agreement, dated May 13, 2020, by and among First Interstate BancSystem, Inc., First Interstate Bank and Piper Sandler & Co.

	5.1	Opinion of Kirk Jensen, Executive Vice President, General Counsel of First Interstate BancSystem, Inc.

	5.2	Opinion of Polsinelli PC

	23.1	Consent of Kirk Jensen, Executive Vice President, General Counsel of First Interstate BancSystem, Inc. (included in Exhibit 5.1)

	23.2	Consent of Polsinelli PC (included in Exhibit 5.2)

	99.1*	Press Release dated May 13, 2020

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*	Furnished and not filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 14, 2020

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ Marcy D. Mutch

Marcy D. Mutch
Chief Financial Officer